Principal Funds, Inc.

Supplement dated January 13, 2017
to the Statutory Prospectus dated December 31, 2016
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR CAPITAL SECURITIES FUND
In the Performance section, delete the Average Annual Total Returns table and the subsequent paragraph, and replace with the following:

Average Annual Total Returns
For the periods ended 12/31/2015	1 Year	Life of Fund
Class S Return Before Taxes	3.70%	4.14%
Class S Return After Taxes on Distributions	1.44%	1.90%
Class S Return After Taxes on Distributions and Sale of Fund Shares	2.34%	2.24%
BofA Merrill Lynch U.S. All Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	5.43%	7.13%
BofA Merrill Lynch U.S. Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	0.86%	3.54%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S shares only and would be different for the other share classes.
Effective January 1, 2017, the Fund’s primary benchmark changed from the BofA Merrill Lynch U.S. Capital Securities Index to the BofA Merrill Lynch U.S. All Capital Securities Index because the BofA Merrill Lynch U.S. All Capital Securities Index more closely aligns with the Fund’s investments.

SUMMARY FOR PREFERRED SECURITIES FUND
Delete the second paragraph under Principal Investment Strategies, and replace with the following:
Most of the securities purchased by the Fund are preferred securities of companies rated at the time of purchase BBB- or higher by S&P Global Ratings ("S&P Global") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor. The Fund also invests up to 40% of its assets in below investment grade preferred securities and bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P Global (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade).

In the Performance section, delete the Average Annual Total Returns table and the subsequent paragraphs, and replace with the following:

Average Annual Total Returns
For the periods ended 12/31/2015	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.76%	6.45%	5.82%
Class A Return After Taxes on Distributions	(1.07)%	4.26%	3.70%
Class A Return After Taxes on Distributions and Sale of Fund Shares	1.03%	4.31%	3.79%
Class C Return Before Taxes	2.83%	6.48%	5.42%
Class J Return Before Taxes	3.58%	7.10%	5.90%
Class P Return Before Taxes	4.87%	7.54%	6.39%
Institutional Class Return Before Taxes	5.04%	7.62%	6.54%
Class R-1 Return Before Taxes	4.12%	6.72%	5.63%
Class R-2 Return Before Taxes	4.26%	6.87%	5.77%
Class R-3 Return Before Taxes	4.33%	7.04%	5.96%
Class R-4 Return Before Taxes	4.54%	7.22%	6.14%
Class R-5 Return Before Taxes	4.75%	7.40%	6.29%
Class R-6 Return Before Taxes	4.94%	7.51%	6.43%
BofA Merrill Lynch U.S. All Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	5.43%	N/A	N/A
BofA Merrill Lynch Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses, or taxes)	7.58%	7.19%	3.30%
BofA Merrill Lynch U.S. Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	0.86%	7.02%	5.24%
Preferreds Blended Index (reflects no deduction for fees, expenses, or taxes)	4.18%	7.32%	4.12%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Performance of a blended index shows how the Fund's performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for the Preferreds Blended Index are as follows: 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% BofA Merrill Lynch U.S. Capital Securities Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Effective January 1, 2017, the Fund’s primary benchmark changed from the BofA Merrill Lynch Fixed Rate Preferred Securities Index to the BofA Merrill Lynch U.S. All Capital Securities Index because the BofA Merrill Lynch U.S. All Capital Securities Index more closely aligns with the Fund’s investments.

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